July 7, 2015

DREYFUS VARIABLE INVESTMENT FUND

- Money Market Portfolio

Supplement to Summary Prospectus and Statutory Prospectus
each Dated May 1, 2015

The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Money Market Portfolio, operate.  When implemented, these rules will create new definitions for government money market funds and retail money market funds, and also will require institutional prime (general purpose) and institutional municipal money market funds to price and transact at a "floating" net asset value per share.  During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals.  The new structural changes, however, will not materially affect government money market funds.

Fund management currently anticipates, subject to approval by the fund's Board of Trustees, changing the Money Market Portfolio's investment strategy so that the Portfolio will comply with the new definition of "government money market fund" established by the SEC.  As a government money market fund, the Money Market Portfolio would continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules.  Changing the Money Market Portfolio's investment strategy to comply with the new definition of a government money market fund also is subject to shareholder approval.